                                       COMPUTATIONAL MATERIALS FOR
                                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                   SERIES 2005-SL2
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS

                          $[445,117,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-SL2


                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

            WILSHIRE CREDIT CORPORATION AND PHH MORTGAGE CORPORATION
                                    SERVICERS

                                DEUTSCHE BANK, NA
                                     TRUSTEE


                                 JUNE [13], 2005


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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                       COMPUTATIONAL MATERIALS FOR
                                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                   SERIES 2005-SL2
--------------------------------------------------------------------------------


Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

DEAL NAME:              MLMI 2005-SL2

DETAILED COLLATERAL INFO

                                                              % OF                                                        % OF
                       # OF                                   GROUP                                           % OF FULL  PRIMARY
                       LOANS       BALANCE     AVG. BALANCE  BALANCE   WAC    WALA  WARM  FICO   OLTV   DTI      DOC      OWNER
                       -----------------------------------------------------------------------------------------------------------
AGGREGATE              11,517  473,028,788.25    41,072.22    100.00  10.164    6    238   654  98.85  41.83     50.10     98.92
<$50k                   8,504  243,648,403.58    28,651.04     51.51  10.361    6    233   645  99.04  40.84     59.03     98.29
50-75k                  1,845  112,097,835.08    60,757.63     23.70  10.104    6    238   657  99.36  42.89     44.02     99.61
75-100k                   783   67,672,394.19    86,427.07     14.31   9.905    6    234   668  99.02  43.02     32.99     99.76
100-200K                  377   46,484,234.91   123,300.36      9.83   9.742    6    265   669  98.51  42.40     41.35     99.70
200-300K                    5    1,127,077.07   225,415.41      0.24   9.475   12    207   715  85.95  38.01     63.50     81.74
300-400K
400-500K                    1      429,892.42   429,892.42      0.09   8.354   30    330   779  72.73  38.00        --    100.00
500-1MM                     2    1,568,951.00   784,475.50      0.33   8.352   29    331   626  51.58  54.77    100.00    100.00
$1MM+

FICO
NA                         20      644,157.57    32,207.88      0.14   9.788    8    343    NA  97.43  39.45     67.34    100.00
<600                      673   21,826,901.79    32,432.25      4.61  11.452   11    271   588  97.54  39.65     98.82     99.57
601-619                 2,662   86,972,954.97    32,672.03     18.39  10.678    6    226   609  99.34  42.04     86.79     99.78
620-639                 2,114   83,201,879.23    39,357.56     17.59  10.591    6    247   629  99.30  41.89     59.68     99.28
640-659                 2,136   94,275,293.40    44,136.37     19.93  10.084    6    247   649  98.72  42.19     41.24     99.27
660-679                 1,589   73,512,077.61    46,263.11     15.54   9.855    6    234   669  99.22  41.90     29.91     98.94
680-699                   993   47,256,824.26    47,589.95      9.99   9.616    6    226   688  99.28  41.96     26.01     97.59
700-719                   560   26,483,955.56    47,292.78      5.60   9.478    6    239   709  98.97  41.50     22.60     97.67
720+                      770   38,854,743.86    50,460.71      8.21   9.288    8    221   747  96.52  41.50     27.58     97.40

LTV
80                         28      831,185.20    29,685.19      0.18   8.989   33    157   655  80.00  36.31     85.29    100.00
80.01-85                   37    1,791,653.24    48,423.06      0.38   9.691   12    229   656  83.59  38.92     56.16     84.81
85.01-90                  187    7,515,904.20    40,192.00      1.59   9.848    7    199   668  89.70  39.44     36.39     71.32
90.01-95                  823   21,037,150.76    25,561.54      4.45  10.434    6    220   648  94.79  41.31     47.15     89.88
95.01-100              10,307  434,442,771.56    42,150.26     91.84  10.190    6    239   653  99.91  41.90     49.99     99.88

Cash Out                1,868   78,539,824.58    42,044.87     16.60  10.067    8    232   645  96.09  42.06     67.11     99.24
2-4 family                460   23,322,755.72    50,701.64      4.93   9.943    6    253   674  98.15  42.29     37.51     92.87
Investment & 2nd home     253    5,120,178.53    20,237.86      1.08   9.973    6    180   683  92.47  40.11     53.84        --

CA                      1,993  139,251,976.17    69,870.53     29.44   9.838    6    235   667  99.24  42.87     36.22     98.83
NY                        178   10,100,234.07    56,742.89      2.14  10.047    7    324   658  98.89  42.38     49.85     99.52
MA                        195   10,185,533.44    52,233.50      2.15   9.767    6    291   663  99.17  41.33     52.82     98.71
GA                        340   10,842,189.49    31,888.79      2.29  10.663    6    246   635  99.73  41.72     65.14     98.76

Stated Doc              4,665  212,939,738.55    45,646.25     45.02  10.353    6    228   673  99.27  42.05        --     99.03
Lite Doc                  498   23,016,891.19    46,218.66      4.87  10.724    6    181   657  97.60  38.58        --     98.73

                       % SINGLE
                       FAMILY &  % OF IO     %
                         PUD      LOANS   CASHOUT
                       --------------------------
AGGREGATE                87.69      --      16.60
<$50k                    89.57      --      17.20
50-75k                   84.13      --      14.48
75-100k                  84.75      --      14.70
100-200K                 90.87      --      19.12
200-300K                 58.74      --         --
300-400K
400-500K                100.00      --         --
500-1MM                 100.00      --     100.00
$1MM+

FICO
NA                       86.39      --       9.02
<600                     93.94      --      20.14
601-619                  91.80      --      21.78
620-639                  89.44      --      19.10
640-659                  88.05      --      17.86
660-679                  84.78      --      13.37
680-699                  83.25      --      12.65
700-719                  82.86      --       8.58
720+                     84.58      --      11.15

LTV
80                      100.00      --      85.32
80.01-85                 76.92      --      60.25
85.01-90                 67.79      --      38.88
90.01-95                 82.32      --      26.02
95.01-100                88.12      --      14.48

Cash Out                 92.60      --     100.00
2-4 family                  --      --       8.32
Investment & 2nd home    61.42      --      11.62

CA                       85.60      --      12.18
NY                       60.16      --      14.43
MA                       57.48      --       3.32
GA                       96.68      --      15.06

Stated Doc               84.87      --       9.59
Lite Doc                 92.83      --      23.47